UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2012 (July 31, 2012)

CREDO Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-8877	84-0772991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1801 Broadway, Suite 900 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2012, Brian C. Mazeski was promoted to Chief Accounting Officer of the Company and he will fill the roles of Principal Financial Officer and Principal Accounting Officer that were left vacant when Alford B. Neely, former Vice President and Chief Financial Officer, retired effective July 31, 2012.

Item 9.01                               Financial Statements and Exhibits

(d)                                 Exhibits

99.1                                Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDO PETROLEUM CORPORATION

July 31, 2012	By:	/s/ Michael D. Davis
Michael D. Davis
Interim Chief Executive Officer